NON-CONFIDENTIAL Company Overview November 2021 Sutro Biopharma NASDAQ: STRO Exhibit 99.2

Forward Looking Statements NON-CONFIDENTIAL 2 This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, current and future clinical activities, timing and success of our ongoing and planned clinical trials and related data, updates and results of our clinical trials and related data, timing and success of our planned development activities, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, financing plans, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors, including risks and uncertainties related to our cash forecasts, our and our collaborators’ ability to advance our product candidates, the receipt and timing of potential regulatory submissions, designations, approvals and commercialization of product candidates, the timing and results of preclinical and clinical trials, and the expected impact of the COVID-19 pandemic on our operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that may be described in greater detail under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other reports the company files from time to time with the Securities and Exchange Commission, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward- looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward- looking statements will be achieved or occur. Moreover, neither we nor our management assume responsibility for the accuracy and completeness of the forward- looking statements. We undertake no obligation to publicly update any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Pioneer and Leader in Cell-Free Technology Optimizing cell-free platform for ADCs and beyond Establish cell-free ecosystem Building ecosystem through strategic partnerships Multiple ADC programs showcasing platform breadth Additional value creation through spinout New modalities and extended value creation Establishing Validating Growing NON-CONFIDENTIAL 3

Industry Leading Cell-Free Protein Synthesis Platform

GMP production yields consistent and scalable end-products



Grow Cells from E. Coli
1
Cell Lysis
2
Cellular Extract
3
Cell-Free Protein Synthesis
4
IgG with Non-Natural Amino Acids
5
Linker-Warhead Click Chemistry
6
Homogenous ADC
7
Specific to protein design
Extract Spray-dried
A
Stockpiled Extract
B
Discovery scale (< 1ml)
Exploratory tox and GLP tox scale
cGMP production (1,000L)
Commercial scale (5-10,000L)

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SUTRO BIOPHARMA

Advantages of Precision Protein Therapeutics Homogenous, precisely designed complex biologics with optimized performance Months to discover lead drug candidates using transient stable cell lines evaluating a handful of candidates Heterogeneous mixtures have less favorable therapeutic window due to varying performance of each species Click chemistry and non-natural amino acids completely conjugate at precise positions, without loss of efficiency even with increasing complexity Create in parallel, in weeks, hundreds of protein variants to empirically select the best lead candidate based on in vivo performance Conjugations incomplete and unstable creating poorly optimized products, especially with increasing complexity in conjugations Challenges in Traditional Cell-Based Complex Biologics Discovery and Manufacturing Advantages of Sutro’s Cell-Free Synthesis Platform for Best-in-Class Biologics Cell-based production requires different process with scale, causing complexity and unreliability with CMC and manufacturing Precisely designed proteins in a homogeneous product widens therapeutic window due to the selection of the best single species Cell-free production is scalable – the same process in lead discovery as at commercial scale DAR NON-CONFIDENTIAL 5

Deep Arsenal of Tools in the R&D Pipeline Available to Attack Cancer (1) Novel and precise design to drive adaptive and protective immune responses Cytokine Derivative Enhanced tumor targeting of cytotoxic payloads Prodrug cytokine targeting functional cytokine to tumor Bispecific ADC Prodrug Cytokine Derivative ISAC: Immune- stimulating ADC: targeting novel payloads Bispecific Antibody Tumor or Stromal Antigen Immune Cell Engager Optimized format and affinity Improved specificity for optimized therapeutic window Tumor Antigen Dual Tumor Antigens Tumor Selective Mask Conjugated Antibody ADC or ISAC iADC Tumor Antigen Site-specific dual drug conjugate with complementary modalities (TME modulator +/- immune modulator) Immune Cell Engager Modality Drug Properties (1) Molecules are designed and enabled using Sutro’s XpressCF+TM platform NON-CONFIDENTIAL 6 Target Structure Releasable mask cytokine

Cell-Free Platform Delivering Robust Pipeline Four product candidates in the clinic and late-stage discovery programs STRO-001 is partnered with BioNova Pharmaceuticals Limited for development in Greater China, including mainland China, Hong Kong, Macau, and Taiwan EMD Serono is the biopharmaceutical business of Merck KGaA, Darmstadt Germany in the US Program includes two molecules going after an undisclosed cytokine target NON-CONFIDENTIAL 7 Fast Track Designation Orphan Drug Designation Orphan Drug Designation

NON-CONFIDENTIAL FolRα-Targeting ADC Potential Best-in-Class ADC for Ovarian and Endometrial Cancers STRO 002

STRO 002

STRO-002 Potentially Best-in-Class ADC for Ovarian Cancers

FolRα targeting ADC with tubulin inhibitor cytotoxin potentially induces immunogenic cell death


FolRα
1
Y180
2
pAMF
F404
3
Protease-cleavable linker
4
Hemiasterlin-derivative warhead

STRO-002 is a homogeneous **antibody drug conjugate (ADC)** with a **drug-antibody ratio (DAR) of 4**, targeting folate-receptor alpha (**FolRα**):

1. **FolRα** is overexpressed in certain cancers including **ovarian cancer** and **endometrial cancer**
2. Precisely positioned **non-natural amino acids**, p-azidomethyl-L-phenylalanine, at positions Y180 and F404 on the heavy chain
3. **Stable protease-cleavable linkers**, with rapid clearance of toxic catabolite after release and cell killing
4. Warhead is hemiasterlin-derivative[1] with potentially **dual mechanism** against the tumor – **tubulin-inhibitor cytotoxin, less sensitive to P-gp transport** and induces **immunogenic response upon cell death**[2]

(1) Sutro-proprietary tubulin-targeting 3-aminophenol hemiasterlin warhead, SC209
(2)Based on STRO-002 pre-clinical models showing immune stimulation at site of tumor upon cell death

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Study Update: Dose-escalation enrollment completed August 2020 Updated dose-escalation data as of April 23, 2021 was presented at 2021 ASCO Annual Meeting in June 2021 STRO 002 Part 1: Dose-Escalation Cohort in Ovarian STRO-002-GM1 Dose-Escalation Cohort Has Been Completed Heavily pre-treated ovarian cancer patients with six median line of prior therapies All-Comers Ovarian Cancer N=39 STRO-002 5.2 mg/kg STRO-002 6.4 mg/kg STRO-002 5.6 mg/kg STRO-002 6.0 mg/kg STRO-002 4.3 mg/kg STRO-002 2.9 mg/kg STRO-002 0.5-1.8 mg/kg 34 patients treated at clinically active dose (≥ 2.9 mg/kg Q3W) Of which, 31 patients were evaluable for RECIST Go-forward doses for expansion cohorts Note: Dose-escalation data as of April 23, 2021 and was presented at the 2021 ASCO Annual Meeting NON-CONFIDENTIAL 10

STRO-002 Was Generally Well Tolerated 86% of TEAEs remain Grade 1-2 and no observed ocular toxicity signal Dose Levels in Dose-Escalation Common TEAEs > 25% By Grade (2) MTD was not reached; DLTs occurred in 2 patients: Grade 2 neuropathy/Grade 3 arthralgia at 6.0 mg/kg and Grade 3 bone pain at 6.4 mg/kg Not included in table are two Grade 5 events, both previously reported and unrelated to study drug by investigator assessment: death not otherwise specified and acute GI bleed Neutropenia included the following preferred terms: neutropenia, febrile neutropenia, and neutrophil count decreased Neuropathy included the following preferred terms: neuropathy peripheral and peripheral sensory neuropathy STRO 002 Note: Dose-escalation data as of April 23, 2021 and was presented at the 2021 ASCO Annual Meeting NON-CONFIDENTIAL 11

STRO 002 (1) Maximum % change from baseline in sum of longest diameter in evaluable patients treated with STRO-002 at ≥ 2.9 mg/kg Objective Response was observed in 10 patients Treatment ongoing as of April 23, 2021 -30% Partial Response Maximum Change (1) in Tumor Target Lesions (N=31) 20% 0% Starting Dose, Q3W 2.9 mg/kg 4.3 mg/kg 5.2 mg/kg 5.6 mg/kg 6.0 mg/kg 6.4 mg/kg CR (2) (2) CR in patient treated at 2.9 mg/kg with resolution of peritoneal disease Note: Dose-escalation data as of April 23, 2021 and was presented at the 2021 ASCO Annual Meeting NON-CONFIDENTIAL 12 PR PR PRu PRu PRu PRu PRu PR PR Tumor Reduction Observed in Majority of Patients 10 patients met criteria for RECIST response including one CR

20 -30 -100 0 0 13 26 65 78 Weeks since first treatment 39 52 Change from baseline (%) Best Overall Response (BOR) PD SD PRu PR CR Treatment ongoing as of April 23, 2021 CR (1) Tumor Regression and Control Over Time Deepening of responses and two patients with prolonged stable disease remaining on study Change in Sum of Diameters for Target Lesions Over Time (N=31) STRO 002 (1) CR in patient treated at 2.9 mg/kg with resolution of peritoneal disease Note: Dose-escalation data as of April 23, 2021 and was presented at the 2021 ASCO Annual Meeting NON-CONFIDENTIAL 13

Weeks since first treatment Individual patients treated with STRO-002 Treatment Duration (1) and Response, Based on Evaluable Patients (N=31) Clinical Benefit Seen in Heavily Pre-Treated Patient Population Median duration of response is 5.8 months and three patients remained on study at over 18 months STRO 002 Dose Level Treatment ongoing as of April 23, 2021 Dose adjustment PR CR Calculated as date of PD or time from first dose to last dose given (including 4 patients deriving clinical benefit post progression per investigator assessment) DOR is on 5 confirmed responders (1 CR and 4 PRs) Note: Dose-escalation data as of April 23, 2021 and was presented at the 2021 ASCO Annual Meeting 2.9 mg/kg 3.5 mg/kg 4.3 mg/kg 5.2 mg/kg 5.6 mg/kg 6.0 mg/kg 6.4 mg/kg 14 Median Duration of Response (DOR) (2) is 5.8 months (95% CI: 2.0 months, not evaluable)

STRO 002 Favorable PFS Compared to Chemotherapy and Other Agents Based on Kaplan-Meier estimates, median PFS was 7.2 months PFS is calculated on 39 patients from the time from the first dose of study treatment until the time of death or progressive disease (PD) whichever occurs first. If no death or PD, PFS is censored at last disease assessment DOR is on 5 patients on confirmed responses (1 CR and 4 PRs) Note: Dose-escalation data as of April 23, 2021 and was presented at the 2021 ASCO Annual Meeting FORWARD I study showed median PFS of 4.1 months for mirvetuximab and 4.4 months for chemotherapy (HR 0.98, p=0.897) Source: Moore, K.N., et al. (2021) Phase III, randomized trial of mirvetuximab soravtansine versus chemotherapy in patients with platinum-resistant ovarian cancer: primary analysis of FORWARD I. Annals of Oncology. https://doi.org/10.1016/j.annonc.2021.02.017 Durability at a Median Study Follow-up of 8.4 Months NON-CONFIDENTIAL 15

STRO 002 FolRα-Expression by Immunohistochemistry Responses and anti-tumor activity observed across various FolRα-expression levels Best Overall Response (BOR) PR PRu SD PD (1) Assessed by Ventana FOLR1 expression assay based on available archival tissue from dose-escalation patients and scored using H-score and PS2 methods Note: Dose-escalation data as of April 23, 2021 and was presented at the 2021 ASCO Annual Meeting 1 NON-CONFIDENTIAL 16 12 45 90 105 105 125 125 134 135 155 165 190 185 210 235 245 295 0 100 200 300 H-score (Ventana FOLR1 assay) Immunohistochemistry Data (1) for Patients Treated at ≥ 2.9 mg/kg Individual Patients (N=18)

STRO 002

Expanding the STRO-002 Franchise

Enrollment completed in Dose-Expansion Cohort and new studies initiated

Ovarian Cancer

Dose-Escalation Cohort

- 39 patients, 31 evaluable at active doses
- Enrollment completed **Aug 2020**
- **Unselected** for FolRα-expression levels
- Median of **6 prior lines of therapy**
- Updated at **ASCO 2021**
- **1 CR, 4 PRs** and **5 unconfirmed PRs**
- DoR of **5.8 months**
- 86% of TEAEs Grade 1-2 and no observed ocular toxicity signal

Dose-Expansion Cohort

- > 40 patients enrolled in US and Spain sites
- Enrollment completed **Nov 2021, FPI in Jan 2021**
- **Unselected** for FolRα; tissue required for analysis
- **1-3 prior lines** of therapy, platinum resistant and ≥ 2 prior lines of platinum therapy
- Interim data expected **2H 2021**

Combo Trial with Bevacizumab

- STRO-002 in combination with bevacizumab
- Protocol cleared by FDA; FPI planned for 2H 2021

Pending FDA EOP1/2 Meeting

Registration-Directed Trial

Precedent from single-arm registration-directed trial in advanced ovarian cancer

Other Solid Tumor Indications

Endometrial Cancer Cohort

- **Preselected for FolRα**-expression levels
- Initial enrollment planned for ~15 patients
- **Cohort is open** and enrolling patients

NSCLC

- Potential for a basket study design with other FolRα expressing cancers
- Preclinical work ongoing

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NON-CONFIDENTIAL CD74-Targeting ADC Potential First and Best-in-Class ADC for B-Cell Malignancies STRO 001

Stable CD74 targeting ADC for hematological cancers designed to minimize bystander effects 1 Potential First-in-Class Molecule for Patients with NHL and MM STRO 001 STRO-001 is a homogeneous antibody drug conjugate (ADC) with a drug-antibody ratio (DAR) of 2, targeting CD74: Comprises two non-cleavable linker-warheads that are stable in circulation CD74 F404 pAMF 2 3 Non-cleavable linker CD74 is expressed in many hematological cancers and rapidly internalized The active catabolite, Maytansinoid derivative, efficiently kills tumor cells following internalization of the ADC and was designed to minimize bystander effects Maytansinoid warhead 4 NON-CONFIDENTIAL 19 1 2 Conjugation through precisely positioned non-natural amino acids. p-azidomethyl-L- phenylalanine, at positions F404 on the heavy chain 4 3

R/R multiple myeloma (N=30) R/R NHL (N=30) Cohort A Cohort B RP2D RP2D STRO-001-BCM1 Dose-Escalation Study STRO-001-BCM1 Study Design and Updates Ongoing Phase 1 dose-escalation study with NHL update at ASH 2020 STRO 001 NHL Cohort Update at ASH 2020 0.91 mg/kg† 1.27 mg/kg† 1.78 mg/kg† 2.5 mg/kg† 3.5 mg/kg† MTD X mg/kg 0.075–0.65 mg/kg Single-dose cohorts N=6 total None Patients treated DLTs (1) DLT disclosed in 2019, patient with bulky lymphadenopathy and concurrent DVT receiving 0.91 mg/kg Q3W Note: Data as of October 30, 2020 from data reported at ASH 2020. As of October 2021, the last reported doses levels were of 5.0 mg/kg in the multiple myeloma (MM) cohort and 4.2 mg/kg in the non-Hodgkin's lymphoma (NHL) cohort. NON-CONFIDENTIAL 20 Cohort B, NHL Dosing Schedule (ASH 2020)

ASH 2020 Update in NHL Cohort Heavily pre-treated patient population with 5 median lines of prior therapies STRO 001 Note: Data as of October 30, 2020 from ASH 2020 NON-CONFIDENTIAL 21

Responses to STRO-001 Treatment Duration Encouraging Interim Treatment Duration and Responses Partial responses in two DLBCL patients who had progressed on CAR-T STRO 001 (1) 18 patients are evaluable for response as of October 30, 2020 Note: Data as of October 30, 2020 from ASH 2020 0 50 100 * Patient had a prolonged dose delay (cycle 2 to cycle 3) due to COVID-19 200 250 300 150 Study day Individual patients with NHL treated with STRO-001 (N=18)(1) 0.075 to 0.65 mg/kg Q2W 0.91 mg/kg Q3W 1.27 mg/kg Q3W 1.78 mg/kg Q3W 2.5 mg/kg Q3W Continuing study treatment NON-CONFIDENTIAL 22 SD* PR SD SD PR CR

Financial Overview Well-capitalized through cash and other financial sources NON-CONFIDENTIAL 23 $254.2M in cash, cash equivalents & marketable securities as of Sept. 30, 2021 Projected cash runway into 2H 2023, based on current business plans and assumptions ~1.6M shares of Vaxcyte (Nasdaq: PCVX) not included in the above reported cash Funding received from our collaborators of ~$434M through Sept. 30, 2021

Driving Value Through Advancing Programs Prioritizing expanding the STRO-002 franchise NON-CONFIDENTIAL 24

Experienced Leadership Team William Newell, JD Chief Executive Officer and Member of the Board of Directors Trevor Hallam, PhD President of Research and Chief Scientific Officer Arturo Molina, MD, MS, FACP Chief Medical Officer Ed Albini, MBA Chief Financial Officer Shabbir Anik, PhD Chief Technical Operations Officer Linda Fitzpatrick Chief People and Communications Officer Nicki Vasquez, PhD Chief Portfolio Strategy and Alliance Officer Neurex Lynx Jane Chung, RPh Chief Commercial Officer NON-CONFIDENTIAL 25